EX-4.20

                          WAIVER AND AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT

        THIS WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT, effective as of May __, 2007 (the "AMENDMENT"), is entered into by and between Summit Global Logistics, Inc., a Delaware corporation, formerly known as Aerobic Creations, Inc. ("COMPANY"), and Investors constituting at least the Required Holders. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as hereinafter defined).

        WHEREAS, pursuant to a Securities Purchase Agreement (Common Stock and Warrants), dated as of November 8, 2006 by and among Maritime Logistics US Holdings Inc., a Delaware corporation, the Company (pursuant to that certain Joinder Agreement dated as of November 8, 2006) and the Buyers, the Company sold to each Buyer (i) Common Stock and (ii) Warrants and in connection therewith the Company and the Buyers entered into the Registration Rights Agreement ("REGISTRATION RIGHTS AGREEMENT").

        WHEREAS, the Company requested that the Investors enter into this Amendment to amend the Registration Rights Agreement in certain respects as provided herein and waive certain penalties relating to an Effectiveness Failure (the Company's failure to cause the Registration Statement to be declared effective by the SEC no later than the Effectiveness Deadline);

        WHEREAS, in exchange for this Amendment, the Company has agreed to issue to the Investors certain additional convertible notes (of like tenor to the Notes, as amended, except such notes are unsecured);

        WHEREAS, the signatures of the Required Holders (the Investors holding of at least a majority of the Registrable Securities) are required to effect the waiver and amend the Registration Rights Agreement as provided herein and whereas each of the signatories hereto, representing at least the Required Holders, have agreed to effect such waiver and amend the Registration Rights Agreement as provided herein; and

        WHEREAS, the Company wishes to raise additional capital through the sale of additional convertible notes and warrants (of like tenor to the Notes as amended and the warrants, the "NEW NOTES" and "NEW WARRANTS," respectively).

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. AMENDMENTS TO REGISTRATION RIGHTS AGREEMENT. The parties hereto agree as follows, effective as of the date hereof:

        (a) All references to Aerobic Creations, Inc. or ShellCo shall hereafter be a reference to Summit Global Logistics, Inc.

        (b) That the definition of the term "Notes" for the purposes of the Registration Rights Agreement shall mean (i) in respect of the period from November 8, 2006 through the day immediately preceding the date hereof, the "Notes", as defined in the Registration Rights Agreement prior to giving effect to this Amendment and (ii) in respect of the period from and after the date hereof, (A) the "Notes", as defined in the Registration Rights Agreement prior to giving effect to this Amendment, as such Notes are amended and restated (B) the New Notes, (C) the secured convertible notes issuable pursuant to Section 3 hereof and (D) the convertible notes issued in connection with the amendment to the registration rights agreement relating to the Notes.

        (c) That the definition of term "Warrants" for the purposes of the Registration Rights Agreement shall mean (i) in respect of the period from November 8, 2006 through the day immediately preceding the date hereof, the "Warrants", as defined in the Registration Rights Agreement prior to giving effect to this Amendment and (ii) in respect of the period from and after the date hereof, the "Warrants", as defined in the Registration Rights Agreement prior to giving effect to this Amendment plus the New Warrants.

        (d) Section 1(f) of the Registration Rights Agreement is hereby amended and restated in its entirety by deleting the first sentence therefrom in its entirety and substituting the following sentence in lieu thereof:

               "EFFECTIVENESS DEADLINE" means, after the date hereof, the date that is (i) 90 days after the date on which the Registration Statement or an amendment thereto is next filed with the SEC provided that such Registration Statement or amendment is next filed with the SEC within 30 days after the date of the Amendment or (ii) 90 days after the date of the Amendment if the Registration Statement or an amendment thereto is not next filed with the SEC within 30 days after the date of the Amendment.

        (e) Section 2(d) of the Registration Rights Agreement is hereby amended by amending and restating the third subparagraph in its entirety as follows and adding the following two paragraphs as the fourth and fifth subparagraphs respectively:

               Third, if the exclusion of the sum of (i) the number of shares of Common Stock held by those holders of the Company who held shares of Common Stock prior to the effectiveness of the Merger, (ii) 130% of the number of shares of Common Stock issuable upon the exercise of warrants issued to Rodman & Renshaw, LLC as placement agent in respect of the offerings of the Registrable Securities and Other Securities and (iii) the securities held by KRG is insufficient to meet the reduction required by the SEC, then 130% of the number of shares of Common Stock issuable upon the exercise of Warrants and the Common Warrants included in such Registration Statement shall be reduced (such reduction allocated pro rata among the holders thereof) until the reduction required by the SEC is effected.

               "Fourth, if the exclusion of 130% of the number of shares of Common Stock issuable upon the exercise of Warrants and the Common Warrants included in such Registration Statement is insufficient to meet the reduction required by the SEC, then 130% of the number of shares issuable upon conversion of the Notes shall be reduced

        (such reduction allocated pro rata among the holders thereof) until the first to occur of (i) the reduction required by the SEC is effected or
        (ii) the number of shares is reduced to 100% of the shares issuable upon the conversion of the Notes.

               Fifth, if the exclusion of shares issuable upon the conversion of the Notes pursuant to the previous paragraph is insufficient to meet the reduction required by the SEC, then (i) the number of shares issuable upon the conversion of the Notes and (ii) the shares of Common Stock included in the Registrable Securities which have not otherwise been reduced shall be reduced (such reduction allocated pro rata among the holders of the Notes and such holders of Common Stock) until the reduction required by the SEC is effected."

        SECTION 2. WAIVER. Each of the Investors signatory hereto hereby waives, on their behalf and as the Required Holders on the behalf of all Investors, any Effectiveness Failure existing as of the date hereof and any and all penalties or payments relating thereto. This waiver is and shall be effective solely for the existing Effectiveness Failure and any and all penalties or payments relating thereto and is not and shall not be applicable to any Effectiveness Failure hereafter occurring.

        SECTION 3. NOTE ISSUANCE. In consideration for this Amendment, the Company shall promptly issue to the Investors (pro rata among the Investors based upon the principal amount of number of shares of common stock purchased pursuant to the Securities Purchase Agreement (Common Stock and Warrants) that are held by such Investors) convertible notes of the Company in an aggregate principal amount of $1,000,000 for no additional consideration (collectively, the "PIPE NOTES").

        SECTION 4. ADMINISTRATIVE AGENT.

        (a) Each Investor hereby (x) appoints Law Debenture Trust Company of New York, as the administrative agent for such Investor hereunder (the "ADMINISTRATIVE AGENT"), and (y) each Investor hereby authorizes the Administrative Agent (and its officers, directors, employees and agents) in such capacity to take any and all such actions on its behalf with respect to all obligations under the PIPE Notes in accordance with the terms of this Amendment and the PIPE Notes. The Administrative Agent shall not have, by reason hereof or any of the PIPE Notes, a fiduciary relationship in respect of any Investor. Neither the Administrative Agent nor any of its officers, directors, employees and agents shall have any liability to any Investor for any action taken or omitted to be taken in connection herewith or therewith except to the extent caused by its own gross negligence or willful misconduct, and each Investor agrees to defend, protect, indemnify and hold harmless the Administrative Agent and all of its officers, directors, employees and agents (collectively, the "AA INDEMNITEES") from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such AA Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such AA Indemnitee of the duties and obligations of Administrative Agent pursuant hereto, the PIPE Notes and/or the Intercreditor Agreement (hereinafter defined).

        (b) The Administrative Agent may resign from the performance of all its functions and duties hereunder at any time by giving at least fifteen (15) Business Days' prior written notice to the Company and each holder of the PIPE Notes. Such resignation shall take effect upon the acceptance by a successor Administrative Agent of appointment as provided below. Upon any such notice of resignation, the holders of a majority of the outstanding principal under the PIPE Notes shall appoint a successor Administrative Agent. Upon the acceptance of the appointment as Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Amendment. After any Administrative Agent's resignation hereunder, the provisions of this Section shall inure to its benefit. If a successor Administrative Agent shall not have been so appointed within said fifteen (15) Business Day period, the retiring Administrative Agent shall then appoint a successor Administrative Agent who shall serve until such time, if any, as the holders of a majority of the outstanding principal under the PIPE Notes appoint a successor Administrative Agent as provided above.

        (c) Without limiting the generality of the foregoing, each Investor hereby irrevocably appoints and authorizes Administrative Agent to execute and deliver the Intercreditor and Subordination Agreement dated as of even date hereof by and between Fortress Credit Corp., in its capacity as collateral agent for certain financial institutions, and the Administrative Agent, in its capacity as administrative agent for the Investors, for and on behalf of such Investor (as amended, restated, supplemented and/or modified from time to time, the "INTERCREDITOR AGREEMENT") and to perform all of the obligations and duties of Administrative Agent provided for therein, and each Investor shall be bound by the terms of the Intercreditor Agreement, as if such Investor were an original signatory thereto. As to (x) any matters not expressly provided for by this Amendment and the PIPE Notes and (y) any amendments, consents or waivers in connection with the PIPE Notes or the Intercreditor Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Holders, and such instructions of the Required Holders shall be binding upon all Investors.

        (d) The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Amendment, the Intercreditor Agreement and the PIPE Notes. The duties of the Administrative Agent shall be mechanical and administrative in nature. The Administrative Agent shall not have by reason of this Amendment, the Intercreditor Agrement or the PIPE Notes a fiduciary relationship in respect of any Investor. Nothing in this Amendment, the PIPE Notes or the Intercreditor Agreement, express or implied, is intended to or shall be construed to impose upon the Administrative Agent any obligations in respect of this Amendment, the PIPE Notes or the Intercreditor Agreement except as expressly set forth herein or therein.

        (e) If Company or Fortress Credit Corp. (or any successor or replacement agent under the Senior Loan Agreement) seeks the consent or approval of the Required Holders to the taking or refraining from taking any action hereunder, Company shall send notice thereof to each Investor. Any such consents shall be solicited and tabulated by Company, or a solicitation and/or tabulation agent engaged by Company, subject to the Administrative Agent's right to receive all such consents and satisfy itself as to (x) the authenticity of such consents (y) receipt of such consents from Investors representing a sufficient principal amount of PIPE Notes, and (z) any other matters that the Administrative Agent, in its sole discretion deems necessary or advisable. It shall not be necessary for such Investors to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if the written consents of the Required Holders reflect the approval of the substance thereof. Company shall provide the Administrative Agent, and is permitted hereby to provide Fortress Credit Corp. (or any successor or replacement agent under the Senior Loan Agreement), with copies of any such written consent(s).

        (f) The Administrative Agent shall promptly notify each Investor any time that the Required Holders have instructed the Administrative Agent to act or refrain from acting pursuant hereto. Company or Fortress Credit Corp. (or any successor or replacement agent under the Senior Loan Agreement) or the Administrative Agent may at any time request instructions from the Investors in respect of any actions or approvals which by the terms of this Amendment or of the PIPE Notes or the Intercreditor Agreement the Administrative Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Administrative Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under this Amendment, the PIPE Notes or the Intercreditor Agreement until it shall have received such instructions from the Required Holders. Without limiting the foregoing, no Investor shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Amendment, the PIPE Notes or the Intercreditor Agreement in accordance with the instructions of the Required Holders unless consent of all Investors is required by the terms of such document.

        SECTION 5. MISCELLANEOUS.

        (a) Any transferee or assignee of Registrable Securities shall be subject to the terms hereof, and as a condition to each such transfer or assignment, each Investor agrees to require each of its transferees or assignees to agree in writing to be subject to the Registration Rights Agreement, as amended by this Amendment.

        (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of the Registration
Rights Agreement or any right, power or remedy thereunder, nor constitute a waiver of any provision of the Registration Rights Agreement or any other document, instrument and/or agreement executed or delivered in connection therewith.

        (c) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein and in the Registration Rights Agreement in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

        (d) This Amendment and the Registration Rights Agreement may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Registration Rights Agreement. This Amendment shall be considered part of the Registration Rights Agreement.

        (e) This Amendment and the Registration Rights Agreement constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof, may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto and supersede all other prior agreements and understandings, if any, relating to the subject matter hereof. There are no unwritten oral agreements between the parties with respect to the subject matter hereof or thereof.

        (f) The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the choice of law provisions set forth in the Registration Rights Agreement.

                      REMAINDER OF PAGE INTENTIONALLY BLANK

115



                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

        IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


COMPANY:
                                     SUMMIT GLOBAL LOGISTICS, INC.
                                     (formerly known as Aerobic Creations, Inc.)



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     ALEXANDRA GLOBAL MASTER FUND LTD.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     AMERICAN CAPITAL EQUITY I, LLC



                                     By: AMERICAN CAPITAL EQUITY MANAGEMENT
                                     Its: Manager



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     AMERICAN CAPITAL STRATEGIES, LTD.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     CAMOFI MASTER LDC



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     CORNELL CAPITAL PARTNERS, LP



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     CRANSHIRE CAPITAL, L.P.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     CREDIT SUISSE SECURITIES (USA) LLC



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     CRESCENT INTERNATIONAL LTD



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT




HOLDERS:
                                     DIAMOND OPPORTUNITY FUND, LLC



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     EVOLUTION MASTER FUND LTD. SPC,
                                     SEGREGATED PORTFOLIO M



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     GOTTBETTER CAPITAL MASTER, LTD.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT




HOLDERS:
                                     HORIZON CAPITAL FUND LP



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     JMG CAPITAL PARTNERS, LP



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     JMG TRITON OFFSHORE FUND LTD.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     MULSANNE PARTNERS, L.P.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     GOOD STEWARD TRADING COMPANY SPC



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     FINDERNE, L.L.C.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     KNOTT PARTNERS, L.P.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     SHOSHONE PARTNERS, L.P.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     COMMONFUND HEDGED EQUITY COMPANY



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     MATTERHORN OFFSHORE FUND, LTD.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     MEADOWBROOK OPPORTUNITY FUND LLC



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     MLA CAPITAL, INC.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     PARAGON CAPITAL LP



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT



HOLDERS:
                                     SIGMA CAPITAL ASSOCIATES, LLC



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     STELLAR CAPITAL FUND LLC



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     STRATFORD PARTNERS, LP



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     WOLVERINE CONVERTIBLE ARBITRAGE
                                     FUND TRADING LIMITED



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     R&R BIOTECH PARTNERS LLC



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     KRG CAPITAL FUND II, L.P.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     KRG CAPITAL FUND II (PA) L.P.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     KRG CAPITAL FUND II (FF) L.P.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     KRG CO-INVESTMENT, LLC



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     FMI INC.



                                     By:________________________________________
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Bobby Tsun

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Calvin M. Tseng

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Carlton W. Blair III

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Chao-Chieh Tseng

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Chen Bang Lee

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Chen Chi Chou

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Chen Min Wang

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Christopher Dombalis

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     David I. Beatson

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Di Wang

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Di Wang


                                     -------------------------------------------
                                     Xiao Fei Guo

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Dominic Redfern

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Dong Wang

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Eric Teegelaar

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Feng Xiao

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Francisco A. De Leon, Jr.

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Gary R. Yetter


                                     -------------------------------------------
                                     Maureen M. Yetter

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     George Chih Jung Chiu

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Grace Chu

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Gregory Desaye

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Herbert Ta Cheng Huang

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Hong The Luong

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Irene Ho

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     J. Terence MacAvery

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     James Madden

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     James T. Deveau

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Jaumey Her

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Jen-Huan Tsai

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Jenny S. Cheng

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Jerry Jr. Dong

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Jonathan Huang

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Joseph Desaye

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Karen Ka Ying Chan

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     King L. Chung

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Kit Ching Chang

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Kun-Tai Chen

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Lauren M. Parnell

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Lin-Yun Wu

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Luz Maria Hernandez

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Marc S. Theobald

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Matthew Ray Cull

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Mi Tracy Lee

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Michael Desaye

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Nancy L. Pinto

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Neil Devine

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Noam J. Rubinstein

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Pa Lin Cheng

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Paul L. Shahbazian

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Paul A. Windfield

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Peter A. Stone

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Peter Klaver

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Raymer McQuiston

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Richard Shannon

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Robert Agresti

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Robert Hsiang Lin Wu

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Robert J. O'Neill

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Robert Yen-Chin Lee

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Rui Juan Huang

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Samantha Scott Hannigan

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Ta-Chung Han

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Tammy Liu

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Thomas Scott Heiman

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Tiffany H. Lam

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Tracy-Ann Fitzpatrick

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Tsung-Ning Mao

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Tuong T. Ho

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Valentina R.L. Huang

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     William J. Coogan

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     William R. Knight

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Ya-Hsiung Wang (James Wang)

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Yao Hang Chen Philip

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Ying-Chen Chou

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Yong Jian Zhang


                                     -------------------------------------------
                                     Ruixia Liang

                                 SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


HOLDERS:
                                     -------------------------------------------
                                     Zheng Cui